Exhibit 99(a)(2)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK
PAR VALUE $.01 PER SHARE

OF

UGC EUROPE, INC.

PURSUANT TO THE PROSPECTUS, DATED OCTOBER 6, 2003

TO

EUROPE ACQUISITION, INC.

AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

UNITEDGLOBALCOM, INC.

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 4, 2003, WHICH DATE MAY BE EXTENDED BY EUROPE ACQUISITION, INC. (AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

The Exchange Agent for the Exchange Offer is:

Mellon Investor Services LLC

By Mail:	By Overnight:	By Hand:
Post Office Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Department	Attn: Reorganization Department 85 Challenger Road Mail Stop—Reorg Ridgefield Park, NJ 07660	Attn: Reorganization Department 120 Broadway, 13th Floor New York, NY 10271

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW. IF YOU ARE A U.S. STOCKHOLDER, YOU MUST ALSO COMPLETE THE ENCLOSED FORM W-9. IF YOU ARE A FOREIGN STOCKHOLDER, YOU MUST ALSO OBTAIN AND COMPLETE AN APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8.

        THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF UGC EUROPE SHARES TENDERED

Shares Tendered (Attached additional signed list if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate Number(s)(1)	Total Number of Shares Represented by Share Certificate(s)(1)	Number of Shares Tendered(2)

(1)	Need not be completed by Book-Entry Stockholders.
(2)	Unless otherwise indicated, all UGC Europe Shares represented by UGC Europe Share certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 4.

☐
Check here if certificates have been lost, destroyed or mutilated. See Instruction 11.

        Number of UGC Europe Shares represented by lost, destroyed or mutilated certificates:                         .

        This Letter of Transmittal is to be used by stockholders of UGC Europe, Inc. if certificates for the UGC Europe Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as described in Instruction 2 below) is utilized, if delivery of the UGC Europe Shares is to be made by book-entry transfer to an account maintained by Mellon Investor Services LLC (the "Exchange Agent") at The Depository Trust Company pursuant to the procedures set forth in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus. Stockholders who deliver UGC Europe Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver UGC Europe Shares are referred to herein as "Certificate Stockholders."

        Stockholders whose certificates for the UGC Europe Shares are not immediately available or who cannot deliver either the certificates for, or a confirmation of a book-entry transfer of such UGC Europe Shares (a "Book-Entry Confirmation") with respect to, their UGC Europe Shares and all other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their UGC Europe Shares pursuant to the guaranteed delivery procedures set forth in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus. See Instruction 2.

        DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

☐
CHECK HERE IF CERTIFICATES FOR TENDERED UGC EUROPE SHARES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED UGC EUROPE SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER UGC EUROPE SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

If delivery is by Book-Entry transfer (provide the following), check box: ☐
DTC Participant Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS SET FORTH IN
THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Europe Acquisition, Inc. ("Europe Acquisition"), a Delaware corporation and an indirect wholly-owned subsidiary of UnitedGlobalCom, Inc., a Delaware corporation ("United"), the above-described shares of common stock, par value $.01 per share (the "UGC Europe Shares"), of UGC Europe, Inc., a Delaware corporation ("UGC Europe"), pursuant to Europe Acquisition's offer to exchange 9.0 shares of Class A common stock of United ("United Shares") for each issued and outstanding UGC Europe Share (other than UGC Europe Shares owned by United or its subsidiaries), upon the terms and subject to the conditions set forth in the Prospectus, dated October 6, 2003 (the "Prospectus"), receipt of which is hereby acknowledged, and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Exchange Offer"). Certificates representing fractional United Shares will not be issued in the Exchange Offer. Instead, each tendering stockholder that would otherwise be entitled to fractional shares will receive a cash payment per United Share as described in the Prospectus for that fraction of United Share to which such stockholder is entitled (after aggregating all fractional United Shares that otherwise would be received by such stockholder).

        Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for exchange of the UGC Europe Shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Europe Acquisition, all right, title and interest in and to all the UGC Europe Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other UGC Europe Shares or other securities issued or issuable in respect thereof on or after October 6, 2003 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such UGC Europe Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such UGC Europe Shares (and any and all Distributions), or transfer ownership of such UGC Europe Shares (and any and all Distributions) on the account books maintained by The Depository Trust Company, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Europe Acquisition, (ii) present such UGC Europe Shares (and any and all Distributions) for transfer on the books of UGC Europe, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such UGC Europe Shares (and any and all Distributions), all in accordance with the terms of the Exchange Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Europe Acquisition's officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of UGC Europe's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the UGC Europe Shares (and any and all Distributions) tendered hereby and accepted for exchange by Europe Acquisition. This appointment will be effective if and when, and only to the extent that, Europe Acquisition accepts such UGC Europe Shares for exchange pursuant to the Exchange Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such UGC Europe Shares in accordance with the terms of the Exchange Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such UGC Europe Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Europe Acquisition reserves the right to require that, in order for UGC Europe Shares to be deemed validly tendered, immediately upon Europe Acquisition's acceptance for exchange of such UGC Europe Shares, Europe Acquisition must be able to exercise full voting, consent and other rights with respect to such UGC Europe Shares (and any and all Distributions), including voting at any meeting of UGC Europe's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the UGC Europe Shares tendered hereby and all Distributions, that the undersigned owns the UGC Europe Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered UGC Europe Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for exchange by Europe Acquisition, Europe Acquisition will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Europe Acquisition to be necessary or desirable to complete the sale, assignment and transfer of the UGC Europe Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Europe Acquisition all Distributions in respect of the UGC Europe Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Europe Acquisition shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the delivery of United Shares or cash, in the case of fractional shares, in exchange for UGC Europe Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Europe Acquisition in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that UGC Europe Shares tendered pursuant to the Exchange Offer may be withdrawn at any time on or prior to Europe Acquisition's acceptance of such UGC Europe Shares for exchange pursuant to the Exchange Offer. There will be no withdrawal rights during any subsequent offering period (as described in "Chapter II—The Transaction—The Exchange Offer, Terms of the Exchange Offer" in the Prospectus) for UGC Europe Shares tendered during any such subsequent offering period. See "Chapter II—The Transaction—The Exchange Offer, Rights of Withdrawal" in the Prospectus.

        The undersigned understands that the valid tender of UGC Europe Shares pursuant to any one of the procedures described in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus and in the Instructions hereto, and the subsequent acceptance of such UGC Europe Shares for exchange by Europe Acquisition, will constitute a binding agreement between the undersigned and Europe Acquisition upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the consideration in the Exchange Offer is amended in accordance with the terms of the Prospectus, the consideration to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Europe Acquisition may not be required to accept for exchange any of the UGC Europe Shares tendered hereby.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the United Shares and the check for cash in lieu of fractional United Shares (if applicable) and/or return any certificates for any UGC Europe Shares not tendered or accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of the Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the United Shares and the check for cash in lieu of fractional United Shares (if applicable) and/or return any certificates for any UGC Europe Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of UGC Europe Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the United Shares and the check for cash in lieu of fractional United Shares (if applicable) and/or return any certificates evidencing UGC Europe Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) in the name(s) of, and deliver such certificates and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any UGC Europe Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at The Depository Trust Company. The undersigned recognizes that Europe Acquisition has no obligation pursuant to the "Special Issuance Instructions" to transfer any UGC Europe Shares from the name of the registered holder thereof if Europe Acquisition does not accept for exchange any of the UGC Europe Shares so tendered.

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

              To be completed ONLY if the United Shares and the check for cash, if applicable, to be issued in lieu of fractional United Shares, are to be issued in the name of someone other than the undersigned, if certificates for any UGC Europe Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if any UGC Europe Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at The Depository Trust Company other than the account indicated above.

Issue:	☐ Check ☐ Certificate(s) to:
Name:	(Please Print)
Address:
(Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security Number:
(U.S. Stockholder See Form W-9 Attached; Foreign Stockholder See Appropriate Form W-8)
☐	Credit UGC Europe Shares not tendered or not accepted for exchange, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:
The Depository Trust Company Account Number:

☐	Credit United Shares issued pursuant to the Exchange Offer by book-entry transfer to:
The Depository Trust Company Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

              To be completed ONLY if certificates for any UGC Europe Shares not tendered or not accepted for exchange and/or United Shares and the check for cash, if applicable, to be issued in lieu of fractional United Shares, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of UGC Europe Shares Tendered."

Deliver:	☐ Check ☐ Certificate(s) to:
Name:	(Please Print)
Address:
(Zip Code)
Area Code and Telephone Number:

IMPORTANT

STOCKHOLDER: SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF UGC EUROPE SHARES
REGARDLESS OF WHETHER UGC EUROPE SHARES ARE BEING PHYSICALLY
DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS DELIVERED IN
CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH UGC EUROPE SHARES)

  (U.S. STOCKHOLDERS COMPLETE FORM W-9 ATTACHED;
  FOREIGN STOCKHOLDERS COMPLETE APPROPRIATE FORM W-8)

          This Letter of Transmittal must be signed by the registered holder(s) of UGC Europe Shares exactly as their name(s) appear(s) on certificate(s) for UGC Europe Shares or on a security position listing, or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 5.

          If the signature appearing below is not of the registered holder(s) of the UGC Europe shares, then the registered holder(s) must sign a valid power of attorney.

X
X	(Signature(s) of Stockholder(s) or Authorized Signatory)
Dated , 2003
Name(s):	(Please Print)
Address:
(Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security Number:	(U.S. Stockholder See Form W-9 Attached; Foreign Stockholder See Appropriate Form W-8)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Name of Signature Guarantor Guaranteeing Signatures:	(Please Print)
Name of Firm:	(Please Print)
Authorized Signature:
Address:
(Zip Code)
Area Code and Telephone Number:

  Dated                                                  , 2003

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    GUARANTEE OF SIGNATURES.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of The Depository Trust Company's system whose name appears on a security position listing as the owner of the UGC Europe Shares) of UGC Europe Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such UGC Europe Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    REQUIREMENTS OF TENDER.    This Letter of Transmittal is to be completed by stockholders of UGC Europe either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the UGC Europe Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus. For a stockholder to validly tender UGC Europe Shares pursuant to the Exchange Offer, either (a) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the UGC Europe Shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth on the front cover of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Prospectus) and either (i) certificates for tendered UGC Europe Shares must be received by the Exchange Agent at one of such addresses on or prior to the Expiration Date or (ii) UGC Europe Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus, and a Book-Entry Confirmation must be received by the Exchange Agent on or prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus.

        Stockholders whose certificates for UGC Europe Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their UGC Europe Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in "Chapter II—The Transaction—The Exchange Offer, Procedure for Tendering Shares" in the Prospectus.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Europe Acquisition, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered UGC Europe Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such UGC Europe Shares), together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent by 5:00 p.m., New York City time, on the third Nasdaq National Market trading day after the date of execution of such Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message transmitted by The Depository Trust Company to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from the participant in The Depository Trust Company tendering the UGC Europe Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Europe Acquisition may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the UGC Europe Shares tendered hereby.

        THE METHOD OF DELIVERY OF THE UGC EUROPE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DEPOSITORY TRUST COMPANY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. UGC EUROPE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

        No alternative, conditional or contingent tenders will be accepted, and no fractional UGC Europe Shares will be exchanged. All tendering stockholders, by executing this Letter of Transmittal, waive any right to receive any notice of acceptance of their UGC Europe Shares for exchange.

        3.    INADEQUATE SPACE.    If the space provided herein under "Description of UGC Europe Shares Tendered" is inadequate, the number of UGC Europe Shares tendered and the certificate numbers with respect to such UGC Europe Shares should be listed on a separate signed schedule attached hereto.

        4.    PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).    If fewer than all the UGC Europe Shares evidenced by any certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of UGC Europe Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the UGC Europe Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Exchange Offer. All UGC Europe Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.    SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.    If this Letter of Transmittal is signed by the registered holder(s) of the UGC Europe Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the UGC Europe Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered UGC Europe Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the UGC Europe Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any UGC Europe Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the UGC Europe Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        6.    STOCK TRANSFER TAXES.    You will be responsible for paying all stock transfer taxes or other similar taxes imposed on you with respect to the transfer and exchange of any UGC Europe Shares to Europe Acquisition or Europe Acquisition's order pursuant to the Exchange Offer. In the event that such stock transfer taxes or other similar taxes are imposed on you, Europe Acquisition reserves the right to withhold from the overall consideration otherwise payable to you an amount sufficient to satisfy such taxes, unless evidence satisfactory to Europe Acquisition of the payment of such taxes, or exemption therefrom, is submitted to Europe Acquisition.

        7.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    If certificates for United Shares and/or a check for cash in lieu of fractional United Shares, and/or certificates for any UGC Europe Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check for cash and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering UGC Europe Shares by book-entry transfer may request that UGC Europe Shares not exchanged be credited to such account maintained at The Depository Trust Company as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such UGC Europe Shares not exchanged will be returned by crediting the account at The Depository Trust Company designated above as the account from which such UGC Europe Shares were delivered.

        8.    BACKUP WITHHOLDING.    In order to avoid "backup withholding" of U.S. federal income tax on payments of cash pursuant to the Exchange Offer, a U.S. stockholder surrendering UGC Europe Shares in the Exchange Offer must, unless an exemption applies, provide the Exchange Agent with such stockholder's correct taxpayer identification number ("TIN") on the Form W-9 included with this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) in Part II of the enclosed Form W-9.

        Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the U.S. Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can generally be obtained by the U.S. stockholder upon filing an income tax return.

        A U.S. stockholder is required to give the Exchange Agent its TIN (i.e., social security number or employer identification number) in Part I of the enclosed Form W-9. If the UGC Europe Shares are held in more than one name or are not in the name of the actual owner, consult the instructions accompanying the enclosed Form W-9 for additional guidance on which number to report.

        Certain U.S. stockholders are not subject to backup withholding, but should still complete the enclosed Form W-9 to avoid possible erroneous backup withholding. Foreign stockholders should complete and sign the main signature form and an appropriate Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. See the enclosed instructions accompanying the enclosed Form W-9 for more instructions.

        9.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and phone numbers set forth below. Requests for additional copies of the Prospectus, this Letter of Transmittal (including the attached Form W-9), and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offer.

        10.    WAIVER OF CONDITIONS.    Subject to the Prospectus and except for the "minimum tender condition" (as defined in the Prospectus) and certain other conditions to the Exchange Offer that cannot be waived by Europe Acquisition as described in the Prospectus, Europe Acquisition reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Exchange Offer, in whole or in part, in the case of any UGC Europe Shares tendered.

        11.    LOST, DESTROYED OR STOLEN CERTIFICATES.    If any certificate(s) representing UGC Europe Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of UGC Europe Shares lost, destroyed or stolen. THE STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

* * * *

IMPORTANT: TO TENDER UGC EUROPE SHARES PURSUANT TO THE EXCHANGE OFFER THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR UGC EUROPE SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a U.S. stockholder whose tendered UGC Europe Shares are accepted for exchange is required to provide the Exchange Agent (as payer) with such U.S. stockholder's correct taxpayer identification number on the enclosed Form W-9. If such stockholder is an individual, the taxpayer identification number is his social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or the certifications described above, the stockholder may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service and payments of cash to such stockholder with respect to UGC Europe Shares exchanged pursuant to the Exchange Offer may be subject to backup withholding of 28%.

        Certain U.S. stockholders are not subject to these backup withholding and reporting requirements, but should still complete the enclosed Form W-9 to avoid possible erroneous backup withholding. See the enclosed instructions accompanying the enclosed Form W-9 for additional instructions. Foreign stockholders should complete and sign an appropriate Form W-8, a copy of which can be obtained from the Exchange Agent, in order to avoid backup withholding.

        Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will generally be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund can generally be obtained from the U.S. Internal Revenue Service by filing an appropriate claim.

Form W-9 (Rev. January 2003) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name

Business name, if different from above

Check appropriate box:	☐ Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Other	> .............................	☐ Exempt from backup withholding

Address (number, street, and apt, or suite no.)					Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]- [ ][ ]- [ ][ ][ ][ ]	or	Employer identification number [ ][ ]- [ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person >	Date >

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

    U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1.     Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

    2.     Certify that you are not subject to backup withholding, or

    3.     Claim exemption from backup withholding if you are a U.S. exempt payee.

Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

    1.     You do not furnish your TIN to the requester, or

    2.     You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

    3.     The IRS tells the requester that you furnished an incorrect TIN, or

Cat. No. 10231X	Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)                                                                                                                            Page 2

    4.     The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    5.     You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of S50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

    If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

    If the account is in joint names, list first and then circle, the name of the person or entity whose number you entered in Part I of the form.

    Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

    Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

    Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding.

    If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

    Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

    Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

    1.     An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

    2.     The United States or any of its agencies or instrumentalities;

    3.     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

    4.     A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

    5.     An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6.     A corporation;

    7.     A foreign central bank of issue;

    8.     A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

    9.     A futures commission merchant registered with the Commodity Futures Trading Commission;

    10.   A real estate investment trust;

    11.   An entity registered at all times during the tax year under the Investment Company Act of 1940;

    12.   A common trust fund operated by a bank under section 584(a);

    13.   A financial institution;

    14.   A middleman known in the investment community as a nominee or custodian; or

    15.   A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for	THEN the payment is exempt for

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

Part I—Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

    If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II—Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

    1.     Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

    2.     Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3.     Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

    4.     Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 1-2003)                                                                                                                            Page 3

    5.     Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not s legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or single-owner LLC		The owner [3]

For this type of account:			Give name and EIN of:

6.	Sole proprietorship or single-owner LLC		The owner [3]
7.	A valid trust, estate, or pension trust		Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also diclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

The Information Agent for the Exchange Offer is:

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
CALL TOLL FREE: (888) 566-9475

The Dealer Manager for the Exchange Offer is:

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY 10010-3629
CALL TOLL FREE: (800) 881-8320

October 6, 2003